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                                                                  EXHIBIT 10.33

                                 PROMISSORY NOTE

${Amount}                                                          June 3, 1998

         FOR VALUE RECEIVED and intending to be legally bound, the undersigned, {Person's name} ("Borrower"), hereby promises to pay Fairchild Semiconductor Corporation, a Delaware corporation ("Lender"), the principal sum of {Amount} Dollars (${Amount}) on the fourth anniversary of the date hereof.

         1. Acceleration. If Borrower's employment with Lender is terminated for any reason, then the unpaid principal balance of this Note shall be immediately due and payable, and Lender shall thereupon have all rights and remedies available to Lender at law or in equity to collect the unpaid indebtedness evidenced hereby.

         2. Cancellation. The indebtedness evidenced by this Note is subject to cancellation as provided in the letter agreement by and between Borrower and FSC Semiconductor Corporation.

         3. Waiver. Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure or delay of Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by holder of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof. Borrower agrees to reimburse Lender for all expenses, including reasonable attorneys' fees, incurred by Lender to enforce the provisions of this Note and collect Borrower's obligations hereunder.

         4. Interest. Except as provided in the letter agreement by and between Borrower and FSC Semiconductor Corporation of even date herewith, this Note shall not bear interest, provided, that, after this Note becomes due and payable it shall bear interest at a rate of 6% per annum from such date until repaid in full.

         5. Binding Effect. This Note shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the successors and assigns of the Lender.

         6. Governing Law. This Note shall be deemed a contract under, and shall be governed and construed in accordance with, the laws of the State of Maine, without giving effect to principles of conflicts of laws.

         IN WITNESS WHEREOF, the Borrower has executed this Note on the date first written above.

                              -------------------------
                              Borrower
                              Name: {Person's name}